SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2005

Covad Communications Group, Inc.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32588	77-0461529
(Commission	(IRS Employer
File Number)	Identification No.)

110 Rio Robles
San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)
(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: Entry into a Material Definitive Agreement
     On December 8, 2005, the Compensation Committee of the Board of Directors of Covad Communications Group, Inc. (“Covad”) approved an amendment to the 2003 Employee Stock Purchase Plan (the “ESPP”). The amendment (a) reduces the offering period to one six-month exercise period for all offering periods that commence on or after January 1, 2006, and (b) terminates all offering periods that commenced prior to January 1, 2006 on December 31, 2005. A copy of the ESPP is attached hereto as Exhibit 99.1.
ITEM 9.01: Financial Statements and Exhibits
     (c) Exhibits

10.1	Covad Communications Group, Inc. 2003 Employee Stock Purchase Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2005

By:	/s/ Jim Kirkland
Jim Kirkland
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Covad Communications Group, Inc. 2003 Employee Stock Purchase Plan